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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 August 16, 2001
                Date of Report (Date of earliest event reported)




                             U.S. Technologies Inc.
               (Exact name of Registrant as Specified in Charter)

            Delaware                  0-15960                73-1284747
         (State or Other            (Commission             (IRS Employer
 Jurisdiction of Incorporation)    File Number)          Identification No.)


           1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                 (202) 466-3100
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  Changes in Registrant's Certifying Accountant

     a. Previous Independent Certified Public Accountants

     The accounting firm BDO Seidman, L.L.P. ("BDO Seidman") was the Registrant's independent certified public accountant for the fiscal year ended December 31, 2000 and had served in that capacity since the year ended December 31, 1997. In a decision approved by the Audit Committee of the Registrant's Board of Directors, BDO Seidman was dismissed as the Registrant's independent public accountants on August 16, 2001. BDO Seidman's report on the Registrant's financial statements for the years ended December 31, 1999 and 2000 contained no adverse opinions or disclaimer of opinions, and was not qualified as to audit scope, accounting principles or uncertainties, except that BDO Seidman included an explanatory paragraph that discusses factors that raise substantial doubt about the Registrant's ability to continue as a going concern in its report on the Registrant's financial statements for the year ended December 31, 2000. During the years ended December 31, 1999 and 2000, and through August 16, 2001, the Company believes it had no disagreements with its independent certified public accountants on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Registrant has requested that BDO Seidman furnish it with a letter addressed to the Securities and Exchange Commission: stating that they agree with the foregoing; and providing any appropriate disclosure pursuant to Regulation S-K, Item 304(a)(1)(v). When available, this Form 8-K will be amended to file a copy of such letter as Exhibit 16.1.

     b. New Independent Certified Public Accountants

     The accounting firm, Radin Glass & Co., LLP ("Radin, Glass"), was engaged for the purpose of reviewing, and reviewed, the Registrant's unaudited interim financial statements for the quarter ended June 30, 2001, included in the Registrant's Form 10-Q for the period ended June 30, 2001, which was filed August 20, 2001. Radin, Glass performed the Registrant's post-acquisition audit of Yazam.com Inc. for the years ended December 31, 1999 and 2000 that were previously filed with the Commission. The Registrant expects that Radin, Glass will be engaged to be its independent public accountants to audit the Registrant's financial statements for the year ended December 31, 2001, upon completion of a process that has been commenced by the Audit Committee, negotiation of an engagement letter and approval by the Registrant's Board of Directors.

Exhibit Index

*16.1    Letter re Change in Certifying Accountant

         * To be filed by amendment.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. U.S. TECHNOLOGIES INC.



                                      By: /s/ Gregory Earls

                                          -------------------------------------
                                           Gregory Earls

                                           Chairman and Chief Executive Officer

Dated:   August 22, 2001
         Washington, DC



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